Convertible Notes	12 Months Ended
Dec. 31, 2018
Text Block [Abstract]
Convertible Notes
12.	CONVERTIBLE NOTES

iQIYI 2018 Convertible Notes

In January 2017, iQIYI issued US$1.5 billion of convertible notes (the “iQIYI 2018 Convertible Notes”) in a private placement, among which US$300 million was purchased by the Company and the remaining US$1.2 billion was purchased by external investors. The iQIYI 2018 Convertible Notes bear interest at a coupon rate of 1.50% per annum with a maturity date of January 25, 2018. The iQIYI Notes can be converted into preferred shares in a qualified financing or at iQIYI’s election. The conversion option does not meet the definition of a derivative under ASC 815. On October 26, 2017, the US$1.5 billion iQIYI 2018 Convertible Notes and the related accrued interest were converted into 1,014,436,019 iQIYI’s Series G preferred shares. Upon the completion of IPO, all preferred shares were converted into Class A ordinary shares of iQIYI (Note 16).

iQIYI 2023 Convertible Notes

In December 2018, iQIYI issued US$750 million convertible senior notes due 2023 (“iQIYI 2023 Convertible Notes”). The iQIYI 2023 Convertible Notes are senior, unsecured obligations of iQIYI, and interest is payable semi-annually in cash at a rate of 3.75% per annum with a maturity date of December 1, 2023, unless previously repurchased, redeemed or converted prior to such date. The initial conversion rate of the iQIYI 2023 Convertible Notes is 37.1830 of iQIYI’s ADSs per US$1,000 principal amount of the iQIYI 2023 Convertible Notes. Upon conversion, the Company will pay or deliver to such converting holders, as the case may be, cash, ADSs, or a combination of cash and ADSs, at its election.

Concurrently with the issuance of the iQIYI 2023 Convertible Notes, iQIYI purchased a call option on the Company’s ADS with certain counterparties at a price of US$68 million. The capped call exercise price is equal to the initial conversion price of the iQIYI 2023 Convertible Notes and the cap price is US$38.42 per ADS, subject to certain adjustments under the terms of the capped call transactions. The cost of the capped call was recorded as a reduction of the Company’s additional paid-in capital on the consolidated balance sheets with no subsequent changes in fair value be recorded.

As the conversion option may be settled entirely or partially in cash at iQIYI’s option, the Company separated the iQIYI 2023 Convertible Notes into liability and equity components in accordance with ASC 470-20, Debt with Conversion and Other Options. The carrying amount of the liability component was calculated by measuring the fair value of a similar liability that does not have an associated conversion feature. The carrying amount of the equity component representing the conversion option was determined by deducting the fair value of the liability component from the initial proceeds and recorded as additional paid-in capital. Debt issuance costs were allocated to the liability and equity components using the same proportions as the proceeds from the iQIYI 2023 Convertible Notes. The difference between the principal amount of the iQIYI 2023 Convertible Notes and the liability component is considered debt discount and is amortized at an effective interest rate of 7.04% to accrete the discounted carrying value of the iQIYI 2023 Convertible Notes to its face value on December 1, 2021, the put date of the iQIYI 2023 Convertible Notes.

As of December 31, 2018, the principal amount of the liability component was RMB5.2 billion (US$750 million), unamortized debt discount was RMB446 million (US$65 million). The carrying amount of the equity component was RMB362 million (US$53 million).